JANUS INVESTMENT FUND

                             JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND

                                 Investor Shares

    Supplement dated November 22, 1996 to Prospectus dated February 18, 1996


Effective November 22, 1996, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund will offer three classes of shares. This prospectus describes "Investor Shares," which are available to the general public. "Institutional Shares" are described in a separate prospectus and are available only to institutional investors that meet the $250,000 minimum. "Service Shares" are described in a separate prospectus and are offered exclusively through banks and other financial institutions that meet minimum investment requirements in connection with trust accounts, cash management programs and similar programs provided to their customers. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like more information, please call Janus Investor Services at 1-800-525-3713.